FOURTH AMENDMENT TO SERVICING AGREEMENT

      THIS FOURTH AMENDMENT TO SERVICING AGREEMENT, made effective as of August 1, 2006 (this "Amendment"), is among:

            (i) CONN FUNDING II, L.P., as the Issuer (the "Issuer");

            (ii) CAI, L.P., as the Servicer (the "Servicer"); and

            (iii) WELLS FARGO BANK, NATIONAL ASSOCIATION (successor by merger to Wells Fargo Bank Minnesota, National Association), as the Trustee (the "Trustee").

                                   BACKGROUND

A. Reference is made to (i) the Servicing Agreement, dated as of September 1, 2002, among the Issuer, the Servicer and the Trustee (as amended, restated, supplemented or otherwise modified through the date hereof, the "Agreement"), (ii) the Base Indenture, dated as of September 1, 2002, between the Issuer and the Trustee (the "Base Indenture"), (iii) the Series 2002-A Supplement, dated as of September 1, 2002, between the Issuer and the Trustee (the "2002-A Supplement") and (iv) the Series 2002-B Supplement, dated as of September 1, 2002, between the Issuer and the Trustee (the "2002-B Supplement") (each of the Base Indenture, the 2002-A Supplement and the 2002-B Supplement, as amended, restated, supplemented or otherwise modified through the date hereof, and collectively, the "Indenture"). Capitalized terms used herein but not otherwise defined herein have the meanings assigned thereto in the Agreement or the Indenture.

B. The parties hereto (the "Amending Parties") desire to further amend the Agreement as reflected in this Amendment.

C. Pursuant to Section 7.01(b) of the Agreement, this amendment requires the consent of the Required Persons of each outstanding Series.

D. Section 7.3 of the Note Purchase Agreement dated as of September 13, 2002, among the Issuer, Conn Appliances, Inc., CAI, L.P., Three Pillars Funding LLC (f/k/a Three Pillars Funding Corporation) and SunTrust Capital Markets, Inc., in addition to the consent of the Required Persons of the Series 2002-A Notes, requires that the Rating Agency Condition be satisfied as a condition precedent to this Amendment.

      NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

      SECTION 1. Amendments to Section 2.04(e) of the Agreement. The Agreement is hereby amended by amending and restating Section 2.04(e) of the Agreement as follows:

      (e) for so long as CAI is the Servicer, the failure of Consolidated Parent to maintain Consolidated Net Worth of at least $150,000,000.

      SECTION 2. Amendment to Exhibit D of the Agreement. Exhibit D of the Agreement is hereby amended by amendment and restatement of Exhibit D in its entirety as attached hereto.

      SECTION 3. Conditions to Effectiveness. This Amendment shall become effective as of August 1, 2006, upon (i) the execution and delivery to the Trustee of this Amendment by each of the parties hereto, (ii) the receipt of the consent of the Required Persons of each Series and (iii) the satisfaction of the Rating Agency Condition.

      SECTION 4. Representations and Warranties. Each of the Issuer and Servicer represents and warrants upon and as of the effectiveness of this Amendment that:

      (a) no event or condition has occurred and is continuing which would constitute a Servicer Default or would constitute a Servicer Default but for the requirement that notice be given or time elapsed or both; and

      (b) after giving effect to this Amendment, its representations and warranties set forth in the Agreement and the other Transaction Documents to which it is a party are true and correct as of the date thereof, as though made on and as of such date (except to the extent such representations and warranties relate solely to an earlier date and then as of such earlier date), and such representations and warranties shall continue to be true and correct (to such extent) after giving effect to the transactions contemplated hereby.

      SECTION 5. Effect of Amendment; Ratification. Except as specifically amended hereby, the Agreement is hereby ratified and confirmed in all respects, and all of its provisions shall remain in full force and effect. After this Amendment becomes effective, all references in the Agreement (or in any other Transaction Document) to "the Servicing Agreement", "this Agreement", "hereof", "herein", or words of similar effect, in each case referring to the Agreement, shall be deemed to be references to the Agreement as amended hereby. This Amendment shall not be deemed to expressly or impliedly waive, amend, or supplement any provision of the Agreement other than as specifically set forth herein.

      SECTION 6. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, and each counterpart shall be deemed to be an original, and all such counterparts shall together constitute but one and the same agreement.

      SECTION 7. Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to any otherwise applicable conflict of laws principles (other than Section 5-1401 of the New York General Obligations Law).

      SECTION 8. Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

      SECTION 9. Section Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or the Agreement or any provision hereof or thereof.


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

         IN WITNESS WHEREOF, the parties have entered into this Amendment to be effective as of the date first written above.

                                        CONN FUNDING II, L.P., as Issuer

                                        By:    Conn Funding II GP, L.L.C.,
                                               its general partner


                                        By:    /s/ David R. Atnip
                                               ---------------------------------
                                        Name:  David R. Atnip
                                        Title: Treasurer


                                        CAI, L.P., as Servicer

                                        By:    Conn Appliances, Inc.,
                                               its general partner


                                        By:    /s/ David R. Atnip
                                               ---------------------------------
                                        Name:  David R. Atnip
                                        Title: Treasurer


                                        WELLS FARGO BANK, NATIONAL
                                        ASSOCIATION, not in its individual
                                        capacity, but solely as Trustee


                                        By:    /s/ Jason Van Vleet
                                               ---------------------------------
                                        Name:  Jason Van Vleet
                                        Title: Assistant Vice President


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

The undersigned, as the sole holder of the Series 2002-A Variable Funding Asset Backed Floating Rate Notes of Conn Funding II, L.P., does hereby consent to the Fourth Amendment to Servicing Agreement made effective as of August 1, 2006, among Conn Funding II, L.P., CAI, LP and Wells Fargo Bank, National Association.

THREE PILLARS FUNDING CORPORATION

By:    /s/ Doris J. Hearn
       ------------------------------

Name:  Doris J. Hearn
       ------------------------------

Title: Vice President
       ------------------------------

                                    EXHIBIT D

                      Report of Independent Accountants on
                         Applying Agreed-Upon Procedures

Management
CAI, L.P., as Originator, Servicer, and Custodian
Conn Funding II, L.P., as Issuer
And
Wells Fargo Bank Minnesota,
National Association, as Trustee
And
SunTrust Capital Markets, Inc.
as Administrator for
Three Pillars Funding Corporation, as Conduit Purchaser

We have performed the procedures enumerated on Exhibit A below, which were agreed to by the management of CAI, L.P. (the Servicer), Wells Fargo Bank Minnesota, National Association (the Trustee), and SunTrust Capital Markets, Inc. (the Administrator), solely to assist the specified users, including the Servicer, the Administrator, Conn Funding II, L.P. (the Issuer), and Three Pillars Funding Corporation (the Conduit Purchaser), in their evaluation of the Servicer's obligations during the period from ( ) to ( ), inclusive, under
Section 2.02(e) of the Servicing Agreement among Conn Funding II, L.P., CAI, L.P., and Wells Fargo Bank Minnesota, National Association, dated as of September 1, 2002, and in accordance with the Credit Agreement by and among Conn Appliances, Inc., and the other Borrowers Hereunder, the Lenders Party Hereto, and JP Morgan Chase Bank, Bank of America, N.A., and SunTrust Bank (the Credit Agreement) and the Receivables Purchase Agreement dated as of September 1, 2002, between Conn Funding II, L.P., Conn Appliances, Inc., CAI, L.P., and Conn
Funding I, L.P. (the Purchase Agreement), as amended through (            ) (the
Servicing Agreement). The Servicer is responsible for the accuracy and completeness of the accompanying Monthly Report. This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. The sufficiency of these procedures is solely the responsibility of the parties specified in this report. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

EXHIBIT A
Scope of Services, Limitations, Specific Additional Understandings

For the purposes of our report:

o "Material Exception" is defined by the Administrator as any difference between actual and reported data in excess of three percent (3%) and not resulting from the fact that the interest rate per the data file provided by the Servicer truncates the interest rate to two decimal places.

o "Monthly Report" represents the Monthly Servicer Report (including the Monthly Fees and Expenses section) and Monthly Report to Noteholders and related calculations, represented by "Attachment I" to this Agreed-Upon Procedures Report.

o "FiServ" represents the Servicer's loan servicing system provided by Fiserv Solutions, Inc., an independent provider of data processing outsourcing capabilities and related products and services for financial institutions.

The procedures will be as follows:

      Procedure # 1

Using a random number generator select one Monthly Report from the period of August 2, 2005 through February 1, 2006, inclusive, and perform the following:

1.    Recompute the  mathematical  accuracy of the  calculations  in the Monthly
      Report.

2. Agree data from the Monthly Report to client-prepared analyses and third-party documents as provided by the Servicer and used in the compilation of the Monthly Report.

      Procedure # 2

Using a random number generator, select a sample of 100 receivable accounts from the population of receivable accounts in the data file provided by the Servicer, which the Servicer has represented to us includes all receivable accounts entered into from August 2, 2005 through February 1, 2006. For each selected receivable account, obtain the customer account detail per FiServ and the applicable retail installment contract or revolving charge account application from the Servicer and perform the following:

1. Compare the total of payments, principal balance, interest rate, financing fees, term of loan, and social security number from the data file to FiServ and the applicable retail installment contract or revolving charge account application.. For any accounts where the original terms being reviewed on the original contract are different than terms in FiServ, review related documented evidence of the written authority of the change and the applicable Section of the Company's Credit and Collection Policy, as identified by the Servicer, or such other document as provided by the Servicer authorizing the change;

2. Observe that the applicable retail installment contract or revolving charge account application included in the receivable files had been stamped as required by Section 5.1. (n) of the Purchase Agreement; and

3. Observe that the customer contract had been segregated and stored as required by the Servicing Agreement.

      Procedure # 3

Inquire of the Servicer whether the Post Office Box Agreement, as required by the Servicing Agreement, remains in place and is in effect.

      Procedure # 4

1. Using a random number generator, select 15 business days during the period from August 2, 2005 through February 1, 2006, and compare the Daily Transfer Schedule of Transfers To/ (From) the Concentration Account to the applicable funds transfer authorization to determine if the Servicer had transferred all collections to the Conn's Collection Account within two business days of receipt, in accordance with Section 2.02(c) (iii) of the Servicing Agreement.

2. Review the applicable bank statements noting that they correspond to the depository accounts contemplated in Article 5 of the Base Indenture and the Series A and B Supplements. Obtain evidence that the Servicer has determined the depository institution has a certificate of deposit rating of at least P-1 or better by Moody's.

      Procedure # 5

Haphazardly select two Transfer Days as defined by Section 5.15(a) of the Series A Supplement and 5.15(a) of the Series B Supplement and 5.4 (a) and 5.4 (b) of the Base Indenture. For each of these days, obtain copies of the instructions given to the Trustee for the allocation of collections to the Finance Charge Account and compare them to the allocations as detailed in the Monthly Servicer Report.

      Procedure # 6

On one day during the semi-annual period, on an unannounced basis, physically observe the gathering and processing of payments at the Servicer's Payment Processing Center and select an unbiased sample of 50 collections received on that day.

1. Observe that the 50 collections selected for our sample are all Mail Payments or In-Store Payments as defined by Section 2.02(c) of the Servicing Agreement.

2. Observe that the payments are all addressed either to the Post Office Box as defined in the Servicing Agreement or to one of the Conn's Appliances, Inc.'s business locations.

      Procedure # 7

Using a random number generator, select a sample of 25 receivable accounts from the population of receivable accounts which have been Re-aged as of February 1, 2006 included in the data file provided by the Servicer, which the Servicer has represented to us includes all receivable accounts entered into since inception of the Purchase Agreement and Servicing Agreement (both September 1, 2002) through December 31, 2005, and which had been Re-aged as of the date of the Monthly Report selected for testing in Procedure # 1. Have the Servicer identify the program under which the accounts were most recently Re-aged. For each of the 25 receivable accounts selected:

1. Based on the program under which the accounts selected for testing were most recently Re-aged, compare evidence of management's approval for the Re-aging to the corresponding program required management approval.

2. Compare the total calculated by the Servicer for receivables extended beyond 12 months to the amount on Line 32, "Receivables extended beyond 12 months," of the Monthly Report selected in Procedure 1 above. Compare the total calculated by the Servicer for receivables extended by 7 to 12 months to the amount on Line 33, "Receivables extended by 7 to 12 months," of the Monthly Report, and found such amount to be in agreement. Compare the total calculated by the Servicer for receivables extended by up to 6 months to the amount on Line 34, "Receivables extended by up to 6 months," of the Monthly Report.

3. For each installment account selected, compare the original maturity date per the original retail installment contract to the current maturity date (as of the date) per the FiServ account detail and recompute the number of months Re-aged by subtracting the original term from the revised term included in the data file provided by the Servicer. For each revolving account selected, divided the December 31, 2005, account balance per the FiServ account detail by the current monthly payment amount (December 31, 2005) per the FiServ account detail, then subtracted 30, to recompute the number of months Re-aged.

4. Based on the number of months Re-aged, as recomputed in 2. above, note that the Servicer included the installment or revolving account in the proper aging bucket.

      Procedure #8

Using a random number generator, select a sample of 25 receivable accounts from the population of receivable accounts in the data file provided to us by the Servicer, which the Servicer has represented to us includes all receivable accounts entered into since inception of the Purchase Agreement and Servicing Agreement (both September 1, 2002) through February 1, 2006, and which were charged-off during the period from August 2, 2005 through February 1, 2006. For each of the 25 receivable accounts:

1. Identify the reason for the charge-off as indicated in the account detail per FiServ.

2. Recompute the number of days the contract was contractually past due at the time of the charge-off by subtracting the payment due date per the FiServ records from the charge-off date per FiServ records. Recalculate the number of days the contract was past due and compare that calculation to FiServ.

3. Recompute the number of days between the last payment on the account and the date of the charge-off using the customer account details per FiServ.

      Procedure # 9

Using a random number generator, select a sample of 25 receivable accounts from the population of receivable accounts in the data file provided by the Servicer, which the Servicer has represented to us includes all receivable accounts entered into since inception of the Purchase Agreement and Servicing Agreement (both September 1, 2002) through February 1, 2006, and which are part of a promotional credit program during the period from August 2, 2005 through February 1, 2006. For each of the 25 receivable accounts, compare the FICO Score for such obligor as contained in the credit application as provided by the Servicer, to the score required by guideline of the promotional credit program established by the Servicer.

      Procedure # 10

Through review of an independent third party's website, Moodys.com, note that the issuing bank of any Servicer Letters of Credit, as contemplated in Section
5.10 of the Base Indenture, is rated, as of the date of the verification, at least P-1, or equivalent thereof, by Moody's.

      Procedure # 11

On one day during the semi-annual period, on an unannounced basis, physically observe the gathering and processing of returned mail at the Servicer's Payment Processing Center and select an unbiased sample of 50 pieces of returned mail received on that day.

1. Observe that the 50 pieces of returned mail selected for our sample were addressed to the Obligor of a Receivable as defined in Section 1.1 of the Base Indenture dated September 1, 2002, as it may have been amended.

2. Identify the purpose of the mailing to the Obligor, identify the procedures performed and the results of the Servicer in locating and changing the address on the Servicer's electronic records.

      Procedure # 12

After January 31, 2007 confirm the occurrence of the Servicer's use of an independent address verification service for a Retail Installment Contract Receivables with a balance greater than zero, as of the file date selected by the Servicer and sample the results of the verification by performing the following procedures:

1. Obtain the statistics of the data file provided by Servicer, which the Servicer represents was all Retail Installment Contract Receivables with a balance greater than zero as of the date submitted, to the independent verification service and note the number of accounts submitted.

2. Review the billing provided by the independent verification service noting the number of accounts processed and data responses received from the Servicer.

3. Obtain the data file of responses received from the independent verification service and compare the record count to count obtained from the billing data above, and which the Servicer has represented to us includes all responses received.

4. Using a random number generator, select a sample of 25 responses from the population of responses in the data file provided by the Servicer. For each of the 25 responses determine the nature of the response from documentation provided by the independent verification service to the Servicer, and the action taken by the Servicer on each by a review of the electronic records of the Servicer.